Acquisition of Geronimo Energy LLC and Emerald Energy Venture LLC (Notes)	12 Months Ended
Mar. 31, 2020
Business Combinations [Abstract]
Acquisition of Geronimo Energy LLC and Emerald Energy Venture LLC
Acquisition of Geronimo Energy LLC and Emerald Energy Venture LLC
On 11 July 2019, National Grid Ventures acquired 100% of the share capital of Geronimo Energy LLC (Geronimo) and 51% of Emerald Energy Venture LLC (Emerald), which is jointly controlled by National Grid and Washington State Investment Board (WSIB). Geronimo is a leading developer of wind and solar generation based in Minneapolis in the US, and the acquisition is a significant step in National Grid’s commitment to the decarbonisation agenda, towards developing and growing a large-scale renewable generation business in the US, and delivering sustainable, reliable and efficient energy. This is National Grid’s first ownership stake in wind generation and an expansion of our activities in solar generation. Whilst Geronimo develops the assets, Emerald has a right of first refusal to buy, build and operate those assets.
The total consideration was £209 million, satisfied by a combination of cash and contingent consideration. The contingent consideration has been recorded within trade and other payables for the amount payable within one year, with the remainder recorded within other non-current liabilities. The fair value of contingent consideration recognised is determined as the present value of our best estimate of the value that we will be required to pay, taking into consideration management’s estimates of the volume of successful development activity by Geronimo over the relevant period.
The fair values of the assets and liabilities recognised from both the acquisition of the subsidiary, Geronimo, and the joint venture, Emerald, are set out below.

£m
Intangible assets	5
Property, plant and equipment	1
Investment in joint venture – Emerald	90
Cash	2
Other identifiable assets and liabilities	30
Total identifiable assets	128
Goodwill	81
Total consideration transferred	209

Satisfied by:
Contingent consideration – Geronimo	70
Cash consideration – Geronimo	49
Cash consideration – Emerald	90
209

The goodwill arising from the acquisition comprises the value associated with the potential future projects that will be developed by Geronimo as well as the expertise of the management team that have been acquired, neither of which qualify for recognition as tangible or intangible assets. At the acquisition date, there were no material contingent liabilities.
Subsequent to the acquisition date, we made an additional capital contribution of £50 million into Emerald.
Total acquisition-related costs of £3 million have been recognised within operating costs within the consolidated income statement, of which £1 million was recognised in the year ended 31 March 2020.
Geronimo earns revenue from selling its development stage assets to Emerald and other third parties. Emerald generates revenue from the assets it purchases from Geronimo once they are operational and has no other business (see note 16). Neither entity has generated significant revenues or profits for the period between the acquisition date and the reporting date. Even if the acquisition had completed on 1 April 2019, there would have been no significant revenues or profits.